EXHIBIT 99

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                                       WFMBS MORTGAGE LOAN POOL
                           20-YEAR THROUGH 30-YEAR 10/1 CMT INTERMEDIATE ARM
                                    RELO & NON-RELOCATION MORTGAGES
                                          WFMBS SERIES 2004-B
                                        POOL PROFILE (1/7/2004)

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
                                                   --------------------      --------------------
                                                         10/1 POOL                Tolerance
                                                   --------------------      --------------------
     AGGREGATE PRINCIPAL BALANCE                           $420,019,946               (+/- 5.00%)

     MORTGAGE LOAN CUTOFF DATE                                 1-Jan-04                      N/A
     INTEREST RATE RANGE                                  3.875 - 6.375                      N/A
     GROSS WAC                                                   5.405%            (+ / - 10 bps)
     WEIGHTED AVERAGE SERVICE FEE                              37.5 bps
     MASTER SERVICING FEE                                       1.0 bps on Securitization only
     WAM (in months)                                                358            (+/- 2 months)

     WALTV                                                          67%             (maximum +5%)

     CALIFORNIA PERCENT                                             40%             (maximum +5%)
     SINGLE LARGEST ZIP CODE PERCENT                                 1%            (maximum  +2%)

     AVERAGE LOAN BALANCE                                      $504,226        (maximum +$25,000)
     LARGEST INDIVIDUAL LOAN BALANCE                         $1,395,382      (maximum $1,600,000)

     CASH OUT REFINANCE PERCENT                                     10%            (maximum  +5%)

     PRIMARY RESIDENCE PERCENT                                      94%             (minimum -5%)

     SINGLE FAMILY DETACHED PERCENT                                 90%             (minimum -5%)

     FULL DOCUMENTATION PERCENT                                     61%             (minimum -5%)

     WA FICO                                                        736              (minimum -5)

     UNINSURED > 80% LTV PERCENT                                     0%             (maximum +3%)

     RELOCATION PERCENT                                            4.2%             (minimum -2%)

     GROSS MARGIN                                                2.750%             (+ / - 5 bps)

     GROSS LIFECAP                                              10.405%            (+ / - 10 bps)

     WA MONTHS TO NEXT ROLL                                         119          (+ / - 3 months)

     INTEREST ONLY PERCENT                                           0%            (maximum  +5%)


  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
     MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
         SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.
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(1)   All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.

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                                                    WFMBS MORTGAGE LOAN POOL
                                       20-YEAR THROUGH 30-YEAR 10/1 CMT INTERMEDIATE ARM
                                                RELO & NON-RELOCATION MORTGAGES
                                                      WFMBS SERIES 2004-B
                                                      PRICING INFORMATION
                                                    POOL PROFILE (1/7/2004)
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
COLLATERAL                                                     All Mortgage Loans will Index off the One Year CMT.
                                                         None of the Mortgage Loans have a convertibility feature.
                                 Each Mortgage Loan has a 5% Initial Rate Cap & 2% for each Adjustment thereafter.
                                                                    Each Mortgage Loan has a 5% Lifetime Rate Cap.

RATING AGENCIES                                                                                 TBD by Wells Fargo

PASS THRU RATE                                                                  Net WAC or Ratio Stripped/Variable

STRUCTURE                                                                     TO CONFORM TO WFMBS 2002-B or 2004-A
                                                                                             EXCEPT AS NOTED BELOW
                                                      (Call WF Structured Finance at the number below for details)

AAA STRUCTURE DUE DATE                                                                                   13-Jan-04          9:00 AM
                          Structures received or changes to structures past the due date will incur a $10,000 fee.
PRICING DATE

SETTLEMENT DATE                                                                                          29-Jan-04

ASSUMED SUB LEVELS                                                         Rating Agency             AGG Level
Levels and Rating Agencies for                             AAA             Moody's/Fitch               2.50%
2004-B to be determined by                                  AA                 Fitch                   1.35%
Wells Fargo                                                  A                 Fitch                   0.80%
                                                           BBB                 Fitch                   0.50%
                                                            BB                 Fitch                   0.30%
                                                             B                 Fitch                   0.15%

                                                               Note:  AAA Class will be rated by two rating agencies.
                                                               AA through B Classes will be rated by one rating agency.


NOTE:  Please note the following specifics of the 2004-B structure:
Class A Optimal Amt:  Class A PP% of Net Liquidation Proceeds for a Liquidated Loan
Class A PP% Shift Test Failure - Look back to last determination date for calc'd Class A PP%
No Floating Rate Interest-Only Strips will be described as Fixed Rate (Normalized I/Os)


* This Security may contain Pledged Asset Loans, Buydown Loans, and Manufactured Homes.
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WFMBS CONTACTS                               Brad Davis (301) 846-8009
                                             Gretchen Leff (301) 846-8356
                                             Mike Miller (301) 815-6397


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

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
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                                                     WFASC Denomination Policy
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                                                                                      Minimum           Physical        Book Entry
Type and Description of Certificates                                               Denomination       Certificates     Certificates
                                                                                      (1)(4)
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
Class A

PAC, TAC, Scheduled, Accrual, Sequential, Floaters, NAS, Non-complex                  $25,000            Allowed           Allowed
components (subject to reasonable prepayment support)

Companion classes for PAC, TAC, Scheduled Classes                                    $100,000            Allowed           Allowed

Inverse Floater (Including Leveraged), PO, Subclasses of the Class A that            $100,000            Allowed           Allowed
provide credit protection to the Class A, Complex multi-component certificates

Notional and Nominal Face IO                                                            (2)              Allowed           Allowed

Residual Certificates                                                                   (3)              Required        Not Allowed

All other types of Class A Certificates                                                 (5)                (5)               (5)



Class B (Investment Grade)                                                           $100,000            Allowed           Allowed

Class B (Non-Investment Grade)                                                       $250,000            Required        Not Allowed
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

(1) WFASC reserves the right to cause certain certificates to be issued in denominations greater than outlined above or in a definitive form to mitigate the risk of a security with complicated cash-flow characteristics being made available to an unsophisticated investor.

(2) IO Certificates will be issued in minimum denominations that ensure a minimum purchase price of $100,000.

(3)   100% percentage interest for non-economic residuals.

(4) Retail Classes will be analyzed and approved on a case-by-case basis by WFASC. (WFASC does not issue Companion Classes for PAC/TAC/Scheduled Classes in $1000 denominations.)

(5)   Underwriter must obtain WFASC's approval.